December 28, 2021

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F. Street, N.E.
Washington, D.C. 20549
Attention:          Karen Rossotto, Esq.

Re:	NB Crossroads Private Markets Fund VII LP Registration Statement on Form N-2 File Number: 811-23647

Ladies and Gentlemen:

On behalf of NB Crossroads Private Markets Fund VII LP (the “Fund”), filed herewith under the Investment Company Act of 1940, as amended, is Amendment No. 2 (the “Amendment”) to the Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “Commission”) on March 17, 2021 (the “Registration Statement”).

The Amendment is marked to show changes made in response to comments of the Commission’s staff (the “Staff”) on Amendment No. 1 to the Registration Statement (“Amendment No. 1”) that were provided to the undersigned by Karen Rossotto of the Staff by telephone on December 21, 2021.  For the convenience of the Staff, these comments have been restated below in their entirety.  We have discussed the Staff’s comments with representatives of the Fund. The Fund’s responses to the Staff’s comments are set out immediately under the restated comment.  Please note that we have not independently verified information provided by the Fund.  In addition to revisions made in response to Staff comments, certain other changes have been made in the Amendment.  Capitalized terms used but not defined herein have the meanings assigned to them in the Amendment.

Executive Summary

1.
Staff Comment:  On page 8, in Long Term Track Record, the second sentence states “PIPCO has achieved an aggregate net IRR of 16.1% in fund vehicles and managed accounts with substantially similar investment objectives, policies and strategies to those of the Fund and the Master Fund from the period from its inception in 1987 to March 31, 2021,” with a footnote stating that “[p]ast performance is not indicative of future results. Please see Appendix A for additional information on Related Account performance.”  With respect to this language, the Staff refers to Staff Comment #10 to Amendment No. 1, which states, in part:

In the first paragraph of NB Private Equity on page 7, and in Long Term Track Record on page 8, the disclosure states, “NB Private Equity has achieved an annual compounded aggregate net IRR on primary investments in third-party private equity funds of 14.4% between its inception in 1987 and September 30, 2020.” This disclosure lacks context and is potentially misleading…See Nicholas-Applegate Mutual Funds (pub. avail. Aug. 6, 1996). .

The Staff does not believe that the current disclosure in Long Term Track Record on page 8 is consistent with the disclosure described in Nicholas-Applegate.  Accordingly, please remove the IRR calculation from Long Term Track Record.

Response:  The Fund continues to believe that the reference to Appendix A in footnote 4 to the IRR figure in Long Term Track Record, which describes in depth what IRR is and how it is calculated, provides the necessary disclosure to Investors.  However, the Fund has revised the Amendment as follows:  “PIPCO has ~~achieved an aggregate net IRR of 16.1% in fund vehicles and~~ managed fund vehicles and other accounts with substantially similar investment objectives, policies and strategies to those of the Fund and the Master Fund from the period from its inception in 1987 to June 30, 2021.4”

Risk Factors

2.
Staff Comment:  In response to Staff Comment #11 to Amendment No. 1, the Fund stated that “[t]he Investment Adviser believes that a 20% net asset value discount on repurchases of Interests may be representative of the value an Interest may hypothetically be sold at on the secondary market in a situation where an Investor needs liquidity.”  The Fund also revised its disclosure to state “[a]t its discretion, the Investment Adviser may recommend to the Board (subject to its discretion) that the Fund offer to repurchase Interests from Investors at a purchase price equal to 80%, or such other amount as determined by the Board, of the net asset value of an Investor’s Interests as of the applicable tender valuation date (expected to be the last business day of the applicable calendar quarter).”  Please disclose in the bullet points on the Amendment’s cover page that the Fund may offer to repurchase an Investor’s Interests at a value of up to 20% below the Fund’s net asset value.

Response:  As disclosed to investors, the Fund is not required to offer any liquidity, including through tender offers.  Although the Fund does not necessarily agree that such prominent disclosure of potential terms of a tender offer is required disclosure on the cover page, the cover page of the Amendment has been revised as follows:

•
An investment in the Fund involves substantial restrictions on liquidity and its Interests are not freely transferable. Consequently, Investors may be unable to redeem or liquidate their Interests. The Fund may provide liquidity through periodic tender offers to repurchase a limited amount of the Fund’s Interests. The Fund may offer to repurchase Interests from Investors at a purchase price equal to 80%, or such other amount as determined by the Board, of the net asset value of an Investor’s Interests as of the applicable tender valuation date.  However, the Fund currently does not expect to offer to repurchase Interests.

Fees and Expenses of the Fund; Distributions

3.
Staff Comment:  On page 56, in Carried Interest, the last paragraph on page 56 is all one sentence and difficult to understand.  Please break-up the paragraph into smaller sentences and revise in plain English.

Response:  The Amendment has been revised as follows:

Payment of carried interest to the Special Limited Partner may be accelerated if the Fund were to conduct and complete a repurchase offer ~~If, at the end of a calendar quarter~~ prior to the fourth anniversary of the final closing, ~~an Investor repurchases all or a portion of its Interest pursuant to the terms of a repurchase offer (~~and ~~the~~ an Investor participating in the repurchase offer has received aggregate distributions equal to at least 125% of all drawn Commitments (excluding capital called for Distribution and Servicing Fee payments to the Placement Agent)~~)~~.~~,~~ In such case, the carried interest that would otherwise have been allocated to the Special Limited Partner in respect of the Investor’s repurchased Interest (if the end of the particular calendar quarter had been after the fourth anniversary of the final closing) will be allocated to the Special Limited Partner, thereby reducing the repurchase proceeds payable to the Investor.

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Please direct any questions or comments to me at 212.969.3379 or kkaufman@proskauer.com, or to Lisa Goldstein at 617.526.9845 or lgoldstein@proskauer.com.

Very truly yours,

/s/ Kim Kaufman
Kim Kaufman

cc:          Lisa Goldstein
Nicole M. Runyan